UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2015

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on February 11, 2015, Acadia Healthcare Company, Inc. completed its previously disclosed acquisition of CRC Health Group, Inc. (“CRC”). The purpose of this Current Report on Form 8-K is to file the following audited historical financial statements of CRC and the related audit opinion in accordance with Public Company Accounting Oversight Board standards issued by Deloitte & Touche LLP on the financial statements of CRC to comply with Regulation S-X Rule 3-10(g):

•	Report of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheet as of December 31, 2014

•	Consolidated Statement of Operations for the year ended December 31, 2014

•	Consolidated Statement of Comprehensive Loss for the year ended December 31, 2014

•	Consolidated Statement of Changes in Equity (Deficit) for the year ended December 31, 2014

•	Consolidated Statement of Cash Flows for the year ended December 31, 2014

•	Notes to Consolidated Financial Statements

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23	Consent of Deloitte & Touche LLP

99	Audited Consolidated Financial Statements of CRC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: July 2, 2015	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Deloitte & Touche LLP

99	Audited Consolidated Financial Statements of CRC